Supplement dated March 13, 2023
to the Prospectus and Summary Prospectus of each of the following funds:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Adaptive Retirement 2020 Fund	8/1/2022
Columbia Adaptive Retirement 2025 Fund	8/1/2022
Columbia Adaptive Retirement 2030 Fund	8/1/2022
Columbia Adaptive Retirement 2035 Fund	8/1/2022
Columbia Adaptive Retirement 2040 Fund	8/1/2022
Columbia Adaptive Retirement 2045 Fund	8/1/2022
Columbia Adaptive Retirement 2050 Fund	8/1/2022
Columbia Adaptive Retirement 2055 Fund	8/1/2022
Columbia Adaptive Retirement 2060 Fund	8/1/2022
The Board of Trustees of Columbia Adaptive Retirement 2020 Fund, Columbia Adaptive Retirement 2025 Fund, Columbia Adaptive Retirement 2030 Fund, Columbia Adaptive Retirement 2035 Fund, Columbia Adaptive Retirement 2040 Fund, Columbia Adaptive Retirement 2045 Fund, Columbia Adaptive Retirement 2050 Fund, Columbia Adaptive Retirement 2055 Fund and Columbia Adaptive Retirement 2060 Fund (each, a Fund, and collectively, the Funds) has approved a proposal to amend the management agreement between Columbia Funds Series Trust I on behalf of each Fund and the Funds’ investment adviser, Columbia Management Investment Advisers, LLC (the Investment Manager)(the Proposal). Implementation of the Proposal is subject to several conditions, including shareholder approval. Shareholders holding shares of a Fund on the record date of March 31, 2023 will receive a proxy to vote on the Proposal.
The Proposal would “bundle” the current fee structure of the Funds into a “unified fee” whereby the Investment Manager would pay all of the operating costs and expenses of each Fund other than taxes, interest, brokerage expenses, portfolio transaction expenses, fees pursuant to a 12b-1 plan, if any, and infrequent and/or unusual expenses, including but not limited to, litigation expenses. The “bundled fee” for Class Adv and Class Inst3 would be at an annual rate of 0.55% and 0.30%, respectively of the relevant Fund’s average net assets attributable to such shares. The bundled fee structure would result in the reduction of the net annual Fund operating expenses payable by the current shareholders of each class of shares of the Funds. Additionally, in connection with the approval of the Proposal, the Investment Manager intends to cap the total Fund operating expenses borne by the Fund’s existing shareholders (exclusive of the same fees and expenses that are excluded from the current expense caps, but inclusive of acquired fund fees and expenses borne indirectly by such shareholders) for as long as the Investment Manager manages the Fund, unless sooner terminated at the sole discretion of the Board of Trustees, at an annual rate of 0.55% and 0.30% of a Fund’s average daily net assets for Class Adv and Class Inst3, respectively. None of the Funds’ operations or how the Investment Manager manages any of the Funds is expected to change if the Proposal is approved by Fund shareholders. Other than the bundling of the fee arrangements and certain corresponding changes, the management agreement would remain the same in all respects.
More information about the Proposal will be included in proxy materials.
Shareholders should retain this Supplement for future reference.
SUP000_00_129_(03/23)